UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 24, 2020

Date of Report (Date of earliest event reported)

SLINGER BAG INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-214463	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill,

MD 21244

(Address of Principal Executive Offices)

(443) – 407 7564

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not Applicable

Emerging growth company [X]

Item 5.01 Change of Control of the Registrant

On June 24, 2020, control of Slinger Bag Inc. (the “Company”) was transferred to Yonah Kalfa, who now controls 20,000,000 shares of the Company’s common stock, which represents 76.3% of the total issued and outstanding common stock of the Company. Mr. Kalfa holds no additional shares of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Slinger Bag inc.
a Nevada corporation

Dated: June 26, 2020	By:	/s/ Mike Ballardie
Mike Ballardie
Chief Executive Officer and Sole Director

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